UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OMEGA PROTEIN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Omega Protein Corporation pursuant to the Agreement and Plan of Merger, dated as of October 5, 2017, by and among Cooke Inc., a corporation duly incorporated under the laws of the Province of New Brunswick, Canada (“Parent”), Alpha MergerSub, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent, and the Company (the “Merger Agreement”):

(i)	Letter to Employees from Omega Protein Corporation President and CEO Bret D. Scholtes

(ii)	Letter to Customers from Omega Protein Corporation President and CEO Bret D. Scholtes

(iii)	Key Messages Delivered by Omega Protein Corporation to its Employees

(iv)	Merger Agreement Announcement Q&A for Investors

Dear Colleagues:

I am excited to announce that Omega Protein Corporation has entered into a definitive merger agreement with Cooke Inc. that would result in Cooke acquiring all outstanding company shares and assuming ownership of Omega Protein. Cooke operates a successful business of finfish aquaculture globally through its wholly-owned subsidiary Cooke Aquaculture Inc. The New Brunswick, Canada based Cooke family also has significant investments in wild fisheries globally through their ownership of Cooke Seafood USA, Inc. and Icicle Seafoods, Inc.

This announcement will have no immediate impact on our day-to-day operations, and, until the transaction closes, Omega will continue to operate as usual subject to certain parameters set forth in the merger agreement. The deal is expected to close at the end of 2017 or early in 2018.

Omega Protein’s Board of Directors voted unanimously to approve the transaction and we are excited about the agreement, which we believe recognizes the value of Omega Protein’s successful, 100-year-old business. Cooke is a family owned company and in many ways, reminds us a lot of ourselves and this agreement is the perfect fit for the two companies. Cooke is a highly-regarded and responsible leader in the global fishing and seafood industry.

Cooke’s Co-Founder and Chief Executive Officer, Glenn Cooke, had the following to say about the agreement:

“This agreement with Omega Protein provides us with another platform in our growth strategy and will further diversify our business on the supply side.  We believe this will be a very good fit between our two cultures. Omega Protein has a 100-year history with an experienced and dedicated workforce, which we value and a tradition of operating in small, coastal towns and communities that we share. “

I will provide you with regular updates as the process moves forward and the deal gets closer to becoming complete and what that will mean for you and Omega Protein.  Please feel free to call or write to me with any questions or comments.

Thank you,

Bret

Additional Information for Stockholders

In connection with the proposed transaction, Omega Protein will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Omega Protein may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Omega Protein at its website, www.omegaprotein.com, or at the SEC's website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Omega Protein by directing such request to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Participants in the Solicitation

Omega Protein and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omega Protein in connection with the proposed transaction. Information about the directors and executive officers of Omega Protein is set forth in the Proxy Statement on Schedule 14A for the 2017 annual meeting of stockholders of Omega Protein, which was filed with the SEC on April 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this communication are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Omega Protein believes that forward-looking statements made by it are based on reasonable expectations; however, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements involve statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include the words “estimate,” “project,” “anticipate,” “expect,” “predict,” “assume,” “believe,” “could,” “would,” “hope,” “may” or similar expressions. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs of the proposed transaction and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond Omega Protein’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of Omega Protein’s stockholders; the timing to consummate the proposed transaction; the failure to satisfy the conditions to closing of the proposed transaction or the failure of the closing to occur; the risk that a regulatory or judicial approval (including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the United States Maritime Administration and approval by the court Probation Officer) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Omega Protein’s SEC filings. Omega Protein’s filings may be obtained by contacting Omega Protein or the SEC or through Omega Protein’s web site at www.omegaprotein.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at http://www.sec.gov. Omega Protein undertakes no obligation to publicly update or revise any forward-looking statement.

Dear Customer:

Today, Omega Protein Corporation has entered into a definitive merger agreement with Cooke Inc. that would result in Cooke acquiring all outstanding company shares and assuming ownership of Omega Protein. For your background, Cooke operates a successful business of finfish aquaculture globally through its wholly-owned subsidiary Cooke Aquaculture Inc. The New Brunswick, Canada based Cooke family also has significant investments in wild fisheries globally through their ownership of Cooke Seafood USA, Inc. and Icicle Seafoods, Inc.

The deal is expected to close at the end of 2017, or early in 2018.

 Omega Protein’s Board of Directors voted unanimously to approve the transaction and we are excited about the agreement, which we believe recognizes the value of Omega Protein’s successful, 100-year-old fishing business. Cooke is a family owned company and in many ways, reminds us a lot of ourselves and this agreement is the perfect fit for the two companies. Cooke is a highly-regarded and responsible leader in the global fishing and seafood industry.

This announcement will have no immediate impact on our day-to-day operations and, until the transaction closes, Omega Protein will continue to operate as usual subject to certain parameters set forth in the merger agreement. We will continue to serve you and all of our customers.

We have appreciated your strong continued customer partnership. Should you have any questions or concerns, please do not hesitate to contact me at your convenience.

Thank you,

Bret

Additional Information for Stockholders

In connection with the proposed transaction, Omega Protein will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Omega Protein may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Omega Protein at its website, www.omegaprotein.com, or at the SEC's website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Omega Protein by directing such request to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Participants in the Solicitation

Omega Protein and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omega Protein in connection with the proposed transaction. Information about the directors and executive officers of Omega Protein is set forth in the Proxy Statement on Schedule 14A for the 2017 annual meeting of stockholders of Omega Protein, which was filed with the SEC on April 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this communication are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Omega Protein believes that forward-looking statements made by it are based on reasonable expectations; however, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements involve statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include the words “estimate,” “project,” “anticipate,” “expect,” “predict,” “assume,” “believe,” “could,” “would,” “hope,” “may” or similar expressions. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs of the proposed transaction and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond Omega Protein’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of Omega Protein’s stockholders; the timing to consummate the proposed transaction; the failure to satisfy the conditions to closing of the proposed transaction or the failure of the closing to occur; the risk that a regulatory or judicial approval (including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the United States Maritime Administration and approval by the court-ordered Probation Officer) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Omega Protein’s SEC filings. Omega Protein’s filings may be obtained by contacting Omega Protein or the SEC or through Omega Protein’s web site at www.omegaprotein.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at http://www.sec.gov. Omega Protein undertakes no obligation to publicly update or revise any forward-looking statement.

Key Messages Delivered by Omega Protein Corporation to its Employees

October 2017

Q: What was announced today?

●

We announced that Cooke Inc. (“Cooke”) and Omega Protein Corporation (“Omega Protein”) signed an agreement for Omega Protein to merge with Cooke. Both companies must obtain certain regulatory approvals and the shareholders of Omega Protein must approve the merger before the transaction closes.

●	Cooke is acquiring Omega Protein for $22.00 per share, or a total value of approximately $500 million.

●	The acquisition represents a 32.5% premium to the closing price of Omega Protein’s shares on October 5, 2017 and a 36.0% premium to the 30-day volume weighted average price.

●	The transaction is expected to close late 4Q2017 or early 1Q2018, subject to the satisfaction of customary closing conditions.

●	We are confident this transaction will provide substantial benefits to all of our stakeholders, including our employees, shareholders, and customers.

Q: Who is Cooke? Can you explain Cooke’s operating structure?

●	Cooke’s mission to be a global seafood leader is driven by an innovative team that delivers superior products, service, and value to its customers in a safe and environmentally sustainable manner.

●

The Cooke Family of Companies (the “Cooke Family”) includes aquaculture divisions under Cooke Aquaculture Inc. (“Cooke Aquaculture”) and seafood divisions under Cooke Seafood USA, Inc (“Cooke Seafood”) and Icicle Seafoods, Inc. (“Icicle”).

●

Cooke Aquaculture is a vertically-integrated aquaculture corporation based in Blacks Harbour, New Brunswick, Canada with salmon farming operations in Atlantic Canada, the United States (Maine and Washington), Chile and Scotland as well as seabass and seabream farming operations in Spain.

●	The Cooke Family also has significant investments in wild fisheries globally through its ownership of Cooke Seafood and Icicle. These investments include:

o

Wanchese Fish Company is based in Suffolk, VA and is a vertically integrated seafood harvester, processor, and distributor, Wanchese is capable of harvesting over 4,000 tons of wild scallops, shrimp, oysters, king crab, and other delicious seafood each year. It owns 16 vessels, including 3 in Argentina.

o

Icicle Seafoods, Inc. is based on Seattle, WA and is one of the largest and most diversified seafood companies in North America, with facilities throughout Alaska and the Pacific Northwest. Products include wild Alaskan salmon, Atlantic salmon, Pacific cod, black cod, Alaskan pollock, Alaskan crab and Alaskan halibut

o	Fripur SA is the largest fishing company in Uruguay and is a vertically integrated company with 21 fishing vessels. Produces Patagonia silver hake and Patagonia red crab.

Q: What is the rationale for the announced transaction?

●	The transaction creates a key strategic addition for Cooke, a global aquaculture and seafood company, and provides a premium to Omega Protein’s stockholders.

●

The acquisition of Omega Protein, which is currently one of Cooke’s suppliers, supports the expansion of Cooke’s vertically integrated supply chain and provides a valuable platform for Cooke family’s wild-caught seafood business.

●	Both Cooke and Omega Protein believe the transaction will be a good fit between two similar corporate cultures.

Q: Which assets will be included in the transaction?

●	Cooke will acquire all of Omega Protein’s assets, including the Animal Nutrition and Human Nutrition segments of the business, including:

o	Seven manufacturing plants

o	Fishing fleet: 38 fishing and carry vessels – all in the US

o	Shipyard and three floating dry docks

o	Twenty-seven small engine airplanes, private strips and mechanical shop in Louisiana

●	Animal Nutrition Segment:

o	Assets: four manufacturing facilities, 38 vessels (all located in the USA), a shipyard with three floating dry docks and 27 small engine airplanes

o	Products: fish meal, fish oil, fish solubles produced from one species of fish, the menhaden, an Omega-3 rich fish harvested in the regulated waters of the Atlantic and Gulf coasts.

o

Vertically integrated fish meal and fish oil producer: every step of the production process is controlled by Omega Protein’s marine operations team, from company-owned fishing vessels, to manufacturing facilities, to refine.

o	Omega Protein provides optimal feed formulations for aquaculture, companion (pets), and livestock.

o	It manufactures three types of fish meal: Natural Nautic, Special Select® and SeaLac® for the nutritional needs of all animal species.

o	Omega Protein also manufacture a variety of fish oil specs, including crude oil, aqua grade oil, and refined fish oils.

o	Omega Protein also produces Neptune™ aqua grade liquid protein.

●	Human Nutrition Segment:

o	Assets: three manufacturing facilities in three countries produce food and supplement products for manufacturers and retailers.

●	Products: plant based oils (coconut oils), marine oils (anchovy, menhaden, tuna, krill), dairy proteins and lactose, and nutraceutical

Q: Omega Protein has already publicly announced that it is exploring strategic alternatives for its Human Nutrition business. What does the merger mean for Human Nutrition?

●	Cooke is currently evaluating the Human Nutrition segment to determine whether this business fits with Cooke’s existing product portfolio and long-term goals.

Q: When do you expect the transaction to close?

●	The transaction is subject to approval from Omega Protein’s stockholders, regulatory approvals and other customary closing conditions.

●	We expect the transaction will close in late 4Q2017 or 1Q2018.

Q: What changes can we expect to Omega Protein’s business?

●	This announcement will have no immediate impact on our day-to-day operations and, until the transaction closes, Omega Protein will continue to operate as usual.

●

Cooke will evaluate Omega Protein’s corporate organization and activities to determine how best to support Omega Protein’s operations within the Cooke organization. Cooke acquired Omega Protein because they value its operations.

●	Both companies are committed to making the transition as smooth as possible and to communicating openly with employees, shareholders and customers as plans unfold.

Q: Will Omega Protein retain its company name and where will it be headquartered? Who will be CEO of Omega Protein and will there be management changes?

●	Over the coming months, an integration team will work to address how we can best bring the companies together.

Q: What does it mean to become a private company?

●	When a company “goes private” its stock no longer trades on the public stock market.

●	Omega Protein will no longer be owned by public stockholders but instead will be owned by the Cooke Family of Companies.

●	Please keep in mind that until the transaction closes, Omega Protein and Cooke will continue to operate as separate companies.

Q: How will this deal benefit Omega employees?

●	This acquisition will create greater long-term opportunities as the Omega Protein business becomes a valuable component of Cooke’s vertically integrated aquaculture value chain.

●	Global demand for seafood and marine products is on the rise and Omega Protein employees will play a significant role in positioning Cooke as a premium player in the global seafood space.

●	While this announcement is an important milestone, there are many decisions left to be made. We ask employees to continue with the excellent work they are doing now.

Q: As an Omega employee, will there be any changes to my pay and benefits?

●	Until the transaction closes, Omega Protein will continue to operate as a standalone company and employee compensation, benefits and plans will continue in the ordinary course.

●

Our merger agreement stipulates that base salaries or hourly wages (as applicable) and medical, dental and welfare benefits for employees will be maintained at a comparable level for a period of at least 11 months after closing.

●

Together with Cooke, we will continue to offer competitive compensation and benefits to employees. Medical, dental, vision, life, 401k and other benefits will remain in place. Please contact Human Resources if you have further questions.

Q:      Will there be staff reductions as a result of this transaction?

●

It is too early to discuss specifics of the integration, but Cooke has said it values our business and people and is committed to continuing to invest in Omega Protein’s workforce. It is important to Cooke that these businesses continue to operate effectively.

●	Please contact Human Resources if you have further questions.

Q: How will the Cooke and Omega Protein corporate cultures fit together?

●	We believe there is a very good fit between our two cultures.

●	Omega Protein has a 100-year history, which we value and a tradition of operating in small, coastal towns and communities that we share.

●

We have had the opportunity to get to know Cooke’s team and we are excited to bring together two companies with similar values and goals. Omega Protein’s focus on sustainable aquaculture and agriculture and the production of healthy food is well aligned with Cooke’s experience and culture.

●	Both companies have an experienced and dedicated workforce with many long-term employees.

Q: How will this deal affect the US seafood industries?

●	This will be an important part of Cooke’s investment into the US seafood sector and the country’s ability to resolve the seafood trade deficit and enhance food security.

Q: How will this acquisition impact Cooke’s current feed manufacturing division/process?

●	Omega protein is a global supplier of high quality fish meal and fish oils.

●	Cooke’s feed divisions will continue to purchase Omega’s animal nutrition products as they have for many years.

●	Both companies also see exciting opportunities for product development and strengthening vertical integration.

Q: What do I do if I am contacted by a member of the press about the transaction?

●	It is likely that today’s news may generate increased interest from members of the media and other third parties.

●	Consistent with Omega Protein’s policy, if you receive any external inquiries, please forward them immediately to the public affairs department at publicaffairs@omegaprotein.com.

Additional Information for Stockholders

In connection with the proposed transaction, Omega Protein will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Omega Protein may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Omega Protein at its website, www.omegaprotein.com, or at the SEC's website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Omega Protein by directing such request to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Participants in the Solicitation

Omega Protein and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omega Protein in connection with the proposed transaction. Information about the directors and executive officers of Omega Protein is set forth in the Proxy Statement on Schedule 14A for the 2017 annual meeting of stockholders of Omega Protein, which was filed with the SEC on April 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this communication are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Omega Protein believes that forward-looking statements made by it are based on reasonable expectations; however, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements involve statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include the words “estimate,” “project,” “anticipate,” “expect,” “predict,” “assume,” “believe,” “could,” “would,” “hope,” “may” or similar expressions. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs of the proposed transaction and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond Omega Protein’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of Omega Protein’s stockholders; the timing to consummate the proposed transaction; the failure to satisfy the conditions to closing of the proposed transaction or the failure of the closing to occur; the risk that a regulatory or judicial approval (including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the United States Maritime Administration and approval by the court Probation Officer) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Omega Protein’s SEC filings. Omega Protein’s filings may be obtained by contacting Omega Protein or the SEC or through Omega Protein’s web site at www.omegaprotein.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at http://www.sec.gov. Omega Protein undertakes no obligation to publicly update or revise any forward-looking statement.

Merger Agreement Announcement Q&A for Investors

October 2017

Q: What was announced today?

●

We announced that Cooke Inc. (“Cooke”) and Omega Protein Corporation (“Omega Protein”) signed an agreement for Omega Protein to merge with Cooke. Both companies must obtain certain regulatory approvals and the shareholders of Omega Protein must approve the merger before the transaction closes.

●	Cooke is acquiring Omega Protein for $22.00 per share, or a total value of approximately $500 million.

●	The acquisition represents a 32.5% premium to the closing price of Omega Protein’s shares on October 5, 2017 and a 36.0% premium to the 30-day volume weighted average price.

●	The transaction is expected to close late 4Q2017 or early 1Q2018, subject to the satisfaction of customary closing conditions.

●	We are confident this transaction will provide substantial benefits to all of our stakeholders, including our shareholders, customers and employees.

Q: Can you describe the Board’s process? Did the Board consider any other strategic alternatives?

●

The Board conducted a strategic review process from September 2015 through May 2016, which was publicly announced. At the conclusion of the strategic review process, no proposals were considered sufficiently attractive by the Board to merit further consideration.

●

Cooke did not participate in the 2015-2016 bid process but approached Omega Protein independently in 2017. After a thorough evaluation of Cooke’s proposal, the Board determined that this opportunity is in the best interest of Omega Protein and its stockholders.

●	Please refer to the proxy statement once filed for additional details.

Q: Do you think this is the best price? How did you reach the $22 per share price?

●

When Cooke made its proposal, we thoroughly evaluated it with our financial and legal advisors and, after this evaluation, the Board determined that this opportunity is in the best interest of Omega Protein and its stockholders.

●	We believe the transaction premium recognizes the strength of our businesses and the value we provide our customers, while providing full and fair value to our stockholders.

●	Please refer to the proxy statement once filed for additional details.

Q: Is there a financing contingency? Does Cooke have financing in place?

●	There is not a financing contingency in the merger agreement.

●	Cooke has entered into agreements with debt financing sources to fund the merger consideration.

Q: What approvals need to be obtained for the transaction to close?

●	The transaction is subject to approval from Omega Protein’s stockholders, regulatory approvals and other customary closing conditions.

●	The proxy statement, which will be filed with the Securities and Exchange Commission as soon as practicable, will provide all details regarding the stockholder vote.

Q: Is there a break-up fee? Reverse break-up fee?

●	There is a standard break-up fee and a reverse break-up fee in the event Cooke fails to obtain certain regulatory approvals.

Q: Will Omega Protein continue to pay its regular quarterly dividend prior to close?

●	Future dividend declarations are subject to Board approval, but at this point we would expect to pay a dividend late in the fourth quarter if the transaction has not closed by then.

Q: What is the rationale for the announced transaction?

●	The transaction creates a key strategic addition for Cooke, a global aquaculture and seafood company, and provides a premium to Omega Protein’s stockholders.

●

The acquisition of Omega Protein, which is currently one of Cooke’s suppliers, supports the expansion of Cooke’s vertically integrated supply chain and provides a valuable platform for the Cooke family’s wild-caught seafood business.

●	Both Cooke and Omega Protein believe the transaction will be a good fit between two similar corporate cultures.

Q: Omega Protein has already publicly announced that it is exploring strategic alternatives for its Human Nutrition business. What does the merger mean for Human Nutrition?

●	Cooke is currently evaluating the Human Nutrition segment to determine whether this business fits with Cooke’s existing product portfolio and long-term goals.

Q: Who is Cooke? Can you explain Cooke’s operating structure?

●	Cooke’s mission to be a global seafood leader is driven by an innovative team that delivers superior products, service, and value to its customers in a safe and environmentally sustainable manner.

●

The Cooke Family of Companies (the “Cooke Family”) includes aquaculture divisions under Cooke Aquaculture Inc. (“Cooke Aquaculture”) and seafood divisions under Cooke Seafood USA, Inc (“Cooke Seafood”) and Icicle Seafoods, Inc. (“Icicle”).

●

Cooke Aquaculture is a vertically-integrated aquaculture corporation based in Blacks Harbour, New Brunswick, Canada with salmon farming operations in Atlantic Canada, the United States (Maine and Washington), Chile and Scotland as well as seabass and seabream farming operations in Spain.

●	The Cooke Family also has significant investments in wild fisheries globally through its ownership of Cooke Seafood and Icicle. These investments include:

o

Wanchese Fish Company is based in Suffolk, VA and is a vertically integrated seafood harvester, processor, and distributor, Wanchese is capable of harvesting over 4,000 tons of wild scallops, shrimp, oysters, king crab, and other delicious seafood each year. It owns 16 vessels, including 3 in Argentina.

o

Icicle Seafoods, Inc. is based in Seattle, WA and is one of the largest and most diversified seafood companies in North America, with facilities throughout Alaska and the Pacific Northwest. Products include wild Alaskan salmon, Atlantic salmon, Pacific cod, black cod, Alaskan pollock, Alaskan crab and Alaskan halibut.

o	Fripur SA is the largest fishing company in Uruguay and is a vertically integrated company with 21 fishing vessels. Produces Patagonia silver hake and Patagonia red crab.

Q: When do you expect the transaction to close?

●	The transaction is subject to approval from Omega Protein’s stockholders, regulatory approvals and other customary closing conditions.

●	We expect the transaction will close in late 4Q2017 or 1Q2018.

Q: Will Omega Protein retain its company name and where will it be headquartered? Who will be CEO of Omega Protein and will there be management changes?

●	Over the coming months, an integration team will work to address how we can best bring the companies together.

Q: Where will Omega fit in the Cooke Family company structure?

●	Omega will operate as a subsidiary of Cooke after the transaction closes. The Company will be an important part of the vertically integrated Cooke Family of seafood companies.

Q: What changes can we expect to Omega Protein’s business?

●	This announcement will have no immediate impact on our day-to-day operations and, until the transaction closes, Omega Protein will continue to operate as usual.

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Cooke will evaluate Omega Protein’s corporate organization and activities to determine how best to support Omega Protein’s operations within the Cooke organization. Cooke acquired Omega Protein because they value its operations.

●	Both companies are committed to making the transition as smooth as possible and to communicating openly with employees, shareholders and customers as plans unfold.

Q: How will Cooke deal with the requirements for U.S. citizenship under MARAD (the United States Maritime Administration)?

●	Cooke has proposed a transaction structure that has been reviewed by MARAD.

●	We look forward to further discussing the transaction with MARAD and believe we will be able to meet MARAD’s requirements.

●	Both companies are committed to this transaction and will work diligently to secure MARAD approval.

Q: Do you expect any issues with antitrust Laws?

●	We look forward to discussing the transaction with antitrust regulators and believe they will recognize the benefits of the transaction.

●	Both companies are committed to this transaction and will work diligently to secure all antitrust approvals.

Additional Information for Stockholders

In connection with the proposed transaction, Omega Protein will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Omega Protein may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Omega Protein at its website, www.omegaprotein.com, or at the SEC's website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Omega Protein by directing such request to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Participants in the Solicitation

Omega Protein and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omega Protein in connection with the proposed transaction. Information about the directors and executive officers of Omega Protein is set forth in the Proxy Statement on Schedule 14A for the 2017 annual meeting of stockholders of Omega Protein, which was filed with the SEC on April 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this communication are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Omega Protein believes that forward-looking statements made by it are based on reasonable expectations; however, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements involve statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include the words “estimate,” “project,” “anticipate,” “expect,” “predict,” “assume,” “believe,” “could,” “would,” “hope,” “may” or similar expressions. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs of the proposed transaction and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond Omega Protein’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of Omega Protein’s stockholders; the timing to consummate the proposed transaction; the failure to satisfy the conditions to closing of the proposed transaction or the failure of the closing to occur; the risk that a regulatory or judicial approval (including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the United States Maritime Administration and approval by the court Probation Officer) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Omega Protein’s SEC filings. Omega Protein’s filings may be obtained by contacting Omega Protein or the SEC or through Omega Protein’s web site at www.omegaprotein.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at http://www.sec.gov. Omega Protein undertakes no obligation to publicly update or revise any forward-looking statement.